UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 11, 2014

TAMM OIL AND GAS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-137174	98-0377767
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Postfach 1014 Zurich/Switzerland	CH-8034
(Address of principal executive offices)	(Zip Code)

01141 43 538 3488
(Registrant’s telephone number, including area code)

N/A
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

TAMM Oil and Gas Corp (“TAMM”) has reached an agreement to unwind the transaction between CEC North Star Energy Ltd and TAMM Oil and Gas Corporation previously announced May 31, 2012.  The Board of Directors of TAMM approved the agreement to unwind via resolution on March 31, 2014. Mr. Tighe abstained from voting due to conflicted interests.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits - none

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMM OIL AND GAS CORP.

Dated: April 11, 2014	By:	/s/ Peter Schriber
Peter Schriber - Chairman